Related Party Transactions	6 Months Ended
Jun. 30, 2020
Related Party Transactions [Abstract]
Related Party Transactions

13. Related Party Transactions

The Company analyzed its transactions with related parties for the six months ended June 30, 2020 and 2019, and determined it had the following material transactions that have not been described elsewhere in the unaudited condensed consolidated financial statements. The Company is also party to a license agreement with UCLB, who also participated in the Company’s preferred share financings.

Syncona

The Company receives accounting and professional services from Syncona Partners LLP, Syncona Limited and their affiliates, referred to as Syncona, from time to time. The Company recorded accounting and professional fees of approximately $0.1 million and $0.1 million for the six months ended June 30, 2020 and 2019, respectively.